UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2021

Lightscape Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-30299	98-0217653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2616 Willow Wren Dr. North Las Vegas, NV 89084	89084
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code 011 66 6338 29651

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

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Section 8 - Other Events
Item 8.01 Other Events.

On February 11, 2021, Lightscape Technologies, Inc. (the “Company”) filed an application with the Financial Industry Regulatory Authority, (“FINRA”) for a corporate action pursuant to FINRA rule 6490 and SEA Rule 10b-17 for a 100:1 reverse stock split, so that one share of Common Stock after the change will be issued in exchange for every One Hundred shares of Common Stock held by each record holder. The Company intends to make additional disclosures when the corporate action is approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lightscape Technologies, Inc. (Registrant)
Date: February 12, 2021	By: /s/ Andrew Khor Poh Kiang Andrew Khor Poh Kiang President, Chief Executive Officer & Chairman

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